An Introduction to FleetCor Technologies A Leading Global Provider of Fleet Cards and Specialty Payments to Businesses March 2012 Exhibit 99.1

Safe Harbor Provision
This presentation contains statements that express our opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. In some cases, we have identified such forward-looking statements with typical conditional words such as "anticipate," "intend," "believe,"
"estimate," "plan," "seek," "project" or "expect," "may," "will," "would," "could" or "should," the negative of these terms or other comparable terminology.
These forward-looking statements are not a guarantee of performance, and you should not place undue reliance on such statements. We have based these forward-looking statements largely on our current expectations and projections about future events. Forward-looking statements are subject to many uncertainties and other variable circumstances, such as delays or failures associated with implementation; fuel price and spread volatility; changes in credit risk of customers and associated losses; the actions of regulators relating to payment cards; failure to maintain or renew key business relationships; failure to maintain competitive offerings; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership arrangements or acquisitions and the failure to successfully integrate or otherwise achieve anticipated benefits from such partnerships or acquired businesses; failure to successfully expand business internationally; the impact of foreign exchange rates on operations, revenue and income;
the effects of general economic conditions on fueling patterns and the commercial activity of fleets, as well as the other risks and uncertainties identified under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended
December 31, 2011. These factors could cause our actual results and experience to differ materially from any forward-
looking statement. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-
looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We do not undertake, and specifically decline, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments. You may get FleetCor’s
Securities and Exchange Commission (“SEC”) Filings for free by visiting the SEC Web site at www.sec.gov or FleetCor’s investor relations website at investor.fleetcor.com. Trademarks which appear in this presentation belong to their respective owners.

3 Company Overview Key Investment Highlights Growth Strategy Financial Overview Agenda

FleetCor – A Leading Global Fleet Card Company
Core
Products
Target
Customers
Special-purpose business charge cards
(e.g., fuel)
Value proposition: control and savings
Businesses and government entities
with vehicles
Major oils and fuel marketers with fuel
card programs (e.g. Partners)
4
Global
Scope
21 countries and 17 offices worldwide
One-third of revenue outside U.S.
1
67%
33%
Strong
Performance
28% revenue growth
2
(2003 – 2011)
41% adjusted net income growth
3
(2003 – 2011)
1 Based on consolidated revenue for year ended December 31, 2011
2 Revenue reported on a managed basis
³ Adjusted net income is defined as GAAP net income + amortization (net of taxes) + stock option expense (net of taxes)

Track Record of Growth…
Proven Track Record of Solid Financial Performance
1 Revenue reported on a managed basis
2 Adjusted net income is defined as GAAP net income + amortization (net of taxes) + stock option expense (net of taxes)
3 2010 is reflected on a pro forma basis (to reflect the impact of public company expenses, loss on extinguishment of debt, non-cash compensation expenses associated with our stock plan and an increase in the effective tax rate, effective during 2011)
Revenue
1
($M) Adjusted Net Income
2
($M)
$73
$100
$160
$210
$292
$384
$381
$434
$520
2003 2004 2005 2006 2007 2008 2009 2010 2011
$12
$25
$33
$43
$71
$113
$104
$139
$182
2003 2004 2005 2006 2007 2008 2009 2010 2011
2003-2011
3
CAGR = 41%
2003-2011 CAGR = 28%

6 Company Overview Key Investment Highlights Growth Strategy Financial Overview Agenda

Downside Protection…
Significant Barriers to Entry
Ten networks around the world with
more than 35,000 merchants contracted
individually
Proprietary
Networks
Differentiated
Technology
Broad
Distribution
Strong
Relationships
Specialized, next generation,
global processing system (GFN)
Distribution capabilities across multiple
channels, direct and via partners
Numerous, long-term relationships with
merchants, customers and partners
A difficult business to enter regardless of scale

Attractive Model…
An Attractive, Predictable Business Model
Transaction-based
Recurring, routine purchases
Recurring
Revenue
Diversified
Revenue
Highly
Profitable
33% of revenues outside the U.S. in 2011
55% from customers, 45% from merchants
Low customer concentration (~600k accounts)
~50% EBITDA margins
Resulting in a business you can plan
8
High
Operating
Leverage
Low variable costs
Low capex requirements

Large Global Market…
Lots of Room to Grow
U.S.
Europe
Rest of World
1 Gallons of commercial fuel purchased annually
2 Year ended December 31, 2011
3 2008 data from Packaged Facts, Commercial Payment Cards, December 2009
4 Based on 67.3bn litres of commercial fuel card volume (3.7854 litres = 1 gallon) and 59% penetration.  Fuel card volume is 2009 data from Datamonitor, Commercial Fuel Cards Database 2010:
Europe, and covers the following 25 markets: Austria, Belgium, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Lithuania, Luxembourg, Netherlands,
Norway, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, Switzerland, United Kingdom
5 Based on 2009 global oil consumption, where the U.S. and developed European markets consumed 38% and the remaining markets consumed 62%
FleetCor
Penetration
Commercial
Fuel Volume¹
FleetCor
Fuel Volume
1,2
We want a piece of every commercial fuel transaction on the planet
9
Total
56B
3
3.4B
6%
30B
4
1.6B
5%
140B
5
0.1B
0.1%
226B
6.1B
3%

10 Company Overview Key Investment Highlights Growth Strategy Financial Overview Agenda

Big Market….
Opportunity Varies By Geography

Partner Outsourcing
Manage major oil
in-house card programs
Share Shift
Win accounts from
competitors
Increase Adoption
Convert businesses to fuel cards
from other payment methods

We “build” the business we own by investing in sales and
marketing and product innovation
•
Spent over $34m on sales and marketing in 2011
•
Market our products through multiple sales
channels
•
“New” (non field) channels accounted >50% of
US sales
Invest in Sales
and Marketing
Product
Innovation
Penetrate
Target Markets
Further
•
Grow revenue through new product features and
functionalities
•
Add new product offerings (Extended network
cards, Telematics, Price protection, Fleetwide,
Fleetsource, etc.)
•
Add more customers through investment in
sales and marketing new products
•
Enter into more strategic relationships
Fiscal Year 2011 transactions grew 12% and revenue per transaction grew 8%

We “buy” and improve performance of acquired companies
•Completed over 45 acquisitions
•In 2011, we completed two strategic acquisitions
-Mexico Prepaid Card business
-Allstar-leading UK Fuel Card provider
•Focus on emerging markets
-BRIC countries
Grow Through
Strategic
Acquisition
We Improve
the
Businesses
We Buy
•Economies of scale
•Leverage state-of-the-art processing systems
•Run them  the “FleetCor way”

We “Partner” With Major Oil and Petroleum Marketers
•GFN
–
Industry platform
•Revenue management
•Full program outsourcing
Services we
offer
14
•Euro Shell…the world’s largest commercial oil
portfolios in 35 countries
•Pantry…awarded new long term contract
Recent partner
wins

Growth Strategy…
An Attractive Growth Opportunity – Emphasize ROW
US Europe
Latin
America
BIG GROWTH
OPPORTUNITY
Geographies
Plan to focus more of our energy on emerging markets … and
repeat the three-pronged approach that’s working in U.S. & Europe
15
Acquisitions
Buy & Improve
Partners
Sign to
Outsourcing
Innovation
New Products &
Sales Channels
1
2
3
Rest of World

16 Company Overview Key Investment Highlights Growth Strategy Financial Overview Agenda

Financial Highlights
28% Revenue growth (2003 – 2011)
1
41% Adjusted net income growth (2003 – 2011)
High
Growth
Strong Operating
Leverage
49%
2
Adjusted EBITDA margin (2011)
Highly leverageable cost structure
High cash flow fuels growth initiatives
>$500m of liquidity, undrawn revolver
3
Low leverage … ~1.30x Adj. EBITDA
4
Low Capex … approximately 2.5% of revenue
5
Strong Balance Sheet
Predictable recurring revenue sources
Low fuel price sensitivity
Minimal credit risk
Stable and Predictable
1 Revenue reported on a managed basis
2 Calculated as Adjusted EBITDA (excluding stock comp expense) divided by managed revenue
3 As of December 31, 2011
4 Debt outstanding (excluding the securitization facility) divided by LTM EBITDA for the year ended December 31, 2011
5 For the year ended December 31, 2011

Driven By Both Volume and Rate Enhancement
Transaction Volume
1
(M) Revenue per Transaction
2
Strong underlying growth trends in our key metrics drive revenue growth
1 2006 transactions estimated based on 2007’s average gallons per transaction
2 2006 – 2010 revenue reported on a managed basis
*   2010 transaction volume and revenue per transaction have been adjusted to exclude the impact of a non-renewed partner contract in
Europe, inherited from an acquisition, which we chose not to renew.
146
158
189
184
190
215
2006 2007 2008 2009 2010* 2011
$1.45
$1.84
$2.02
$1.92
$2.27
$2.42
2006 2007 2008 2009 2010* 2011

Well-Diversified Revenue Mix 19 Diverse business mix reduces top line volatility from geographic and macroeconomic factors 2011 Revenue Breakout (%)

~20% of revenue tied
directly to fuel prices
No direct impact from
changes in fuel prices
Customers /
Partners
Limited Fuel Price Exposure
2011 Revenue Revenue Type
Merchant /
Network
Relationships
Limited sensitivity to fuel price movements
20
Fuel Price Sensitivity
45%
55%
% of spend
Fixed fee
Spread-based
Program fees
Other fees

Strong Operating Leverage with Low Credit Risk

Bad Debt as a % of Billed Revenue
0.45%
0.32%
0.32%
0.27%
0.23%
0.21%
0.25%
0.20%
0.21%
'06-
'09
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
2011 Expense Breakdown
1
1 For the year ended December 31, 2011 FleetCor’s variable expenses were 37% of total operating expenses.  Variable expenses are expenses that are directly impacted by transaction volume.  The remaining 63% of total operating expenses are considered fixed expenses

Strong EBITDA Margins and Operating Leverage
EBITDA
1
and Adjusted EBITDA Margin ($M)
1 Adjusted EBITDA divided by managed revenue; Adjusted EBITDA is calculated as EBITDA adjusted for the incremental interest expense attributable to the securitization facility
*       2010 is reflected on a pro forma basis (to exclude the impact of a charge related to stock comp expense and to reflect the impact of public company expenses, loss on extinguishment of debt, non-cash compensation expenses associated with our stock plan and an increase in the effective tax rate, effective during 2011)
$143.8
$198.0
$180.6
$201.1
$256.2
49.0%
52.0%
47.0%
46.3%
49.3%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
$-
$30.0
$60.0
$90.0
$120.0
$150.0
$180.0
$210.0
$240.0
$270.0
2007 2008 2009 2010* 2011
Adj. EBITDA Margin %
22
Increasing revenue per
transaction
Highly scalable operating
model
Low variable costs
Low incremental capex
Superior Operating Leverage

Solid Stable Cash Flow Generation
Adjusted Net Income
1
($M)
$43
$71
$113
$104
$139
$182
$(10)
$10
$30
$50
$70
$90
$110
$130
$150
$170
$190
2006 2007 2008 2009 2010* 2011
23
Adjusted
Net Income
($M)
Grow core business
Pursue selective
acquisitions
Continue new product
innovation
Enter new markets
Fueling Growth Initiatives
$5.3 $7.1 $7.1 $9.7 $13.5
Total Capex
($M)
2.5%
2.7%
2.1%
2.7%
2.6%
% revenue +
1 Adjusted net income is defined as GAAP net income + amortization (net of taxes) + stock option expense (net of taxes), and is comparable to free cash flow defined as cash flow from operations – capital expenditures
• 2010 is reflected on a pro forma basis (to exclude the impact of a one-time charge related to stock comp expense and to reflect the impact of public company expenses, loss on extinguishment of debt non-cash compensation expenses associated with our stock plan and an increase in the effective tax rate, effective during 2011)
+ Revenue is defined as reported revenue
$11.2
2.6%

Appendix

Reconciliation of Reported Revenue to Managed Revenue
Year Ended December 31,
($M) 2011 2010 2009 2008 2007 2006
Reported
Revenue
$519.6 $433.8 $354.1 $341.1 $264.1 $186.2
Adjustments:
Processing
Expense
_ _ 21.9 27.4 11.3 10.4
Interest Expense,
Net
_ _ 5.3 15.8 16.2 13.1
Managed
Revenue
$519.6 $433.8 $381.3 $384.3 $291.6 $209.7

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Year Ended December 31,
($M) 2011 2010 2009 2008 2007 2006 2005
Net income
$147.3 $107.9 $89.1 $97.3 $61.6 $38.0 $30.7
Provision for Income Taxes
63.5 43.4 40.6 37.4 26.0 22.0 18.7
Interest Expense, Net
13.4 20.5 17.4 20.3 19.7 11.9 7.6
Other Income
(0.6) (1.3)
Depreciation and Amortization
36.2 33.7 28.4 27.2 20.3 12.6 7.4
Loss on extinguishment
2.7
EBITDA
$262.5 $204.2 $175.3 $182.2 $127.6 $84.4 $64.4
Securitzation Adjustment
5.3 15.8 16.2 13.1 7.0
Incremental Interest Expense
6.3 6.5
Adjusted EBITDA
$256.2 $197.7 $180.6 $198.0 $143.8 $97.5 $71.4
* Beginning in 2010, the Company’s income statement no longer reflects activity related to its retained residual interest in eligible accounts receivable sold to Funding, but instead reflect the activity related to its securitized accounts receivable and the corresponding securitized debt, including interest income, fees generated from late payments, provision for losses on accounts receivable and interest expense. Prior to 2010, interest expense and the provision for losses on accounts receivable associated with the securitized accounts receivable were included as a deduction from revenues, net in the consolidated statements of income. Thus, prior to 2010, a securitization adjustment is necessary to present comparable measures of Adjusted EBITDA.

Reconciliation of Adjusted EBITDA to Pro Forma Adjusted
EBITDA
($M)
Year Ended 2010 Changes Pro forma 2010
Net income
$107.9 $        (1.7) $106.2
Provision for Income Taxes
43.4
2.4
45.8
Interest Expense, Net
20.5
-
20.5
Other Income
(1.3)
-
(1.3)
Depreciation and Amortization
33.7
-
33.7
Loss on extinguishment
2.7
2.7
EBITDA
$204.2 $3.40 $207.6
Incremental Interest Expense
6.5 6.5
Adjusted EBITDA
$197.7 $3.4 $201.1

Reconciliation of Net Income to Adjusted Net Income
Year Ended December 31,
($M)
2011 2010 2009 2008 2007 2006 2005
Net Income
$147.3 $107.9 $89.1 $97.3 $61.6 $38.0 $30.7
Stock-based
Compensation Expense
21.7 26.8 2.7 2.8 1.2 0.1 –
Amortization of
Intangible Assets
19.6 17.2 13.9 12.0 9.8 5.0 2.1
Amortization of
Premium on Receivables
3.3 3.3 3.3 5.5 1.7 1.4 0.6
Amortization of
Deferred Financing Costs
1.9 2.0 1.8 1.1 0.9 1.0 1.2
Loss on Extinguishment of Debt
2.7 0.0 0.0 0.0 0.0 0.0 0.0
Total Pre-tax Adjustments
$49.1 $49.2 $21.7 $21.4 $13.6 $7.5 $4.0
Income tax Impact of Pre-tax
Adjustments
(14.8) (14.1) (6.8) (5.9) (4.0) (2.8) (1.5)
Adjusted Net Income
$181.7 $143.0 $103.9 $112.7 $71.1 $42.8 $33.1

Reconciliation of Adjusted Net Income to Pro Forma Adjusted Net Income

Reconciliation of Revenue to Revenue Excluding the Impact of a
Non-Renewed Contract
Year Ended December 31,
($M)
2011 2010 2009
North America
Revenues, net $    348.8 287.8 $    227.4
Excluding non-renewed contract revenues - - -
Revenues, net, excluding the impact of a non-renewed contract $    348.8 $    287.8 $    227.4
International
Revenues, net $    170.8 $    146.0 $    126.7
Excluding non-renewed contract revenues - (0.8) (1.3)
Revenues, net, excluding the impact of a non-renewed contract $    170.8 $    145.2 $    125.4
Consolidated
Revenues, net $    519.6 $    433.8 $    354.1
Excluding non-renewed contract revenues - (0.8) (1.3)
Revenues, net, excluding the impact of a non-renewed contract $    519.6 $    433.0 $    352.8
* Calculation of revenue per transaction for our International segment and on a consolidated basis for the years ended December 31, 2010 and 2009 excludes the impact of a non-renewed partner contract in Europe, inherited from an acquisition, which we chose not to renew. This non-renewed contract contributed approximately 3.6 million transactions and $0.9 million in revenues, net to our International segment in the year ended December 31, 2010 and approximately 6.9 million transactions and $1.3 million in revenues, net to our International segment in the year ended December 31, 2009. This contract had a high number of transactions and very little revenue and if we had included it in the calculation would have reduced International segment revenue per transaction by $0.25 negative and $0.38 in the years ended December 31, 2010 and 2009, respectively. The table above reconciles revenues, net per GAAP to Revenues, net, excluding the impact of this non-renewed partner.